UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON BDC, INC.
KAYNE DL 2021, INC.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Kayne Anderson BDC, Inc.
Kayne DL 2021, Inc.

April 26, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the virtual combined 2024 Annual Meeting (the “Annual Meeting” or the “Meeting”) of Stockholders of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. (each, a “Company” and collectively, the “Companies”) to be held on June 14, 2024, at 1:00 p.m. Central Time. The Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Meeting in person.

For each Company, you will be asked to (i) elect directors of the Company and (ii) ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the Meeting, and (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of each Company recommends that you vote to approve them.

The close of business on April 3, 2024, has been fixed as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Companies have elected to provide access to their proxy materials to certain of their stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about May 6, 2024, each Company intends to mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), and how to submit proxies over the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement, proxy card and Annual Report. Each Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

If you are a stockholder of record of either Company (shares are held in your name as reflected in either Company’s records), it is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. If you are a stockholder of record of either Company, and wish to attend and vote at the Annual Meeting, please send an email including your full name and address to EQ at attendameeting@equiniti.com with “Kayne Anderson virtual meeting” in the subject line. EQ will then email you the virtual meeting access information and instructions for voting during the Annual Meeting.

The Annual Meeting will begin promptly at 1:00 p.m. Central Time. Stockholders are encouraged to access the Meeting prior to the 1:00 p.m. start time.

Sincerely,	Sincerely,

Douglas L. Goodwillie Co-Chief Executive Officer of the Companies	Kenneth B. Leonard Co-Chief Executive Officer of the Companies

KAYNE ANDERSON BDC, INC. (“KBDC”)
KAYNE DL 2021, INC. (“KDL”)

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.     WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.     This proxy contains the following proposals for each Company:

•        Proposal One — to elect two directors for KDL and two directors for KBDC, to serve until each Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•        Proposal Two — to ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q.     HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.     The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.     HOW CAN I VOTE?

A.     Voting is quick and easy. You may vote your shares via the internet or by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot). You may also vote during the meeting if you are able to attend the virtual meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

KAYNE ANDERSON BDC, INC. (“KBDC”)
KAYNE DL 2021, INC. (“KDL”)

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson BDC, Inc.
Kayne DL 2021, Inc.

NOTICE IS HEREBY GIVEN that the combined virtual 2024 Annual Meeting of Stockholders of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc., each a Delaware corporation (each a “Company” and collectively, the “Companies”), will be held on June 14, 2024, at 1:00 p.m. Central Time for the following purposes:

1.      For both Companies: To elect directors of the Company to hold office until the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified; and

2.      For both Companies: To ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.      For both Companies: To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Stockholders of record as of the close of business on April 3, 2024, are entitled to notice of and to vote at the Annual Meeting (or any adjournment or postponement of the meeting thereof).

Important notice regarding the availability of proxy materials for the Annual Meeting:    Each Company’s proxy statement, the proxy card, and each Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at www.kaynebdc.com.

Your vote is important regardless of the number of shares that you own. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Companies by following the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Boards of Directors of the Companies,

Michael J. O’Neil Secretary

April 26, 2024
Houston, Texas

i

KAYNE ANDERSON BDC, INC.
Kayne dl 2021, Inc.
717 TEXAS AVENUE, SUITE 2200
Houston, TX 77002

combined Proxy Statement

2024 ANNUAL MEETING OF STOCKHOLDERS

APRIL 26, 2024

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. each a Delaware corporation (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the combined virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2024, at 1:00 p.m. Central Time. The Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the meeting in person.

Stockholders of record of each Company at the close of business on April 3, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting. As a stockholder of the Company, you are entitled to one vote for each share of Common Stock of the Company you hold on each matter on which holders of such shares are entitled to vote.

Important notice regarding the availability of proxy materials for the 2024 Annual Meeting of Stockholders to be held on June 14, 2024: This joint proxy statement and each Company’s annual report are available at www.kaynebdc.com or on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. To request a hard copy of these reports be mailed to you, free of charge, please contact each Company by email at kaynebdc@kaynecapital.com.

KBDC is managed by KA Credit Advisors, LLC (the “KBDC Advisor”), an indirect controlled subsidiary of Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”). KDL is managed by KA Credit Advisors II, LLC, also an indirect controlled subsidiary of Kayne Anderson (the “KDL Advisor”, and, collectively with the KBDC Advisor, the “Advisors”). The Advisors are registered as investment advisers under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a prominent alternative investment management firm focused on real estate, credit, infrastructure/energy and growth capital. As of December 31, 2023, investment vehicles managed or advised by Kayne Anderson had over $34 billion in assets under management (“AUM”) for institutional investors, family offices, high net worth, and retail clients. Kayne Anderson has over 330 professionals located across five offices across the U.S. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for the Companies being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals for each Company

1.      To elect the following individuals as directors for term of three years and until her successors are duly elected and qualified:

•        KBDC:  Mariel A. Joliet

Rhonda S. Smith

•        KDL:     Mariel A. Joliet

Rhonda S. Smith

2.      To ratify the selection of PricewaterhouseCoopers LLP as each Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Companies have made this Proxy Statement, the Notice of Annual Meeting of Stockholders, and their Annual Reports available to stockholders on the internet. Stockholders may (i) access and review the Companies’ joint proxy materials and (ii) authorize their proxies, as described in “Answers to Some Important Questions”, via the internet at vote.proxyonline.com.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.kaynebdc.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Companies furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Companies encourage their stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

Proposal One
Election of Directors

KBDC’s Board of Directors (the “KBDC Board”) unanimously nominated Mariel A. Joliet and Rhonda S. Smith for election as directors at the Annual Meeting. KDL’s Board of Directors (the “KDL Board” and, collectively with the KBDC Board, the “Boards”) unanimously nominated Mariel A. Joliet and Rhonda S. Smith for election as directors at the Annual Meeting. Each director is nominated to serve for a term of three years (until the 2027 Annual Meeting of Stockholders) and until successors have been duly elected and qualified.

Each of the nominees has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that the nominees will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “FOR” the election of the nominees. If the nominees are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by Boards.

In accordance with each Company’s charter, each Board is divided into three classes of approximately equal size. Currently, each Company has the following directors:

Kayne Anderson BDC, Inc.

Class	Term*	Directors
I	Until 2024	Mariel A. Joliet
Rhonda S. Smith
II	Until 2025	George E. Marucci, Jr.
James (Jim) Robo
Terrence J. Quinn
III	Until 2026	Albert (Al) Rabil III
Susan C. Schnabel

Kayne DL 2021, Inc.

Class	Term*	Directors
I	Until 2024	Mariel A. Joliet
Rhonda S. Smith
II	Until 2025	George E. Marucci, Jr.
III	Until 2026	Albert (Al) Rabil III
Susan C. Schnabel

____________

*        Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Company, of Kayne Anderson or of either Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Each of James (Jim) Robo, Albert (Al) Rabil III and Terrence J. Quinn is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

For information regarding each Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis”.

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for each nominee and other directors is 717 Texas Avenue, Suite 2200, Houston, TX 77002.

INFORMATION REGARDING DIRECTORS AND NOMINEES

KAYNE ANDERSON bDC, INC.

Kayne DL 2021, Inc.

NOMINEEs FOR Independent Director

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During Past Five Years
Mariel A. Joliet (born 1966)	Director. Served since 2020 for KBDC and 2021 for KDL. To serve until the 2024 Annual Meeting of Stockholders. Lead Independent Director of the KBDC Board. Chairperson of the KDL Board.	Senior Vice President and Treasurer of Hilton Hotels Corporation (1998 – 2008).	2	ASGN, Incorporated (information technology services)
Rhonda S. Smith (born 1959)	Director. Served since 2022. To serve until the 2024 Annual Meeting of Stockholders.	Chief Financial Officer and Deputy Director of the Houston Police Department (2017 – present). Executive Director for the Houston Municipal Employees Pension System (HMEPS) (2010 – 2016).	2	Houston Municipal Employees Pension System (pension plan)

____________

(1)      The “Fund Complex” consists of KBDC and KDL.

Remaining Independent DirectorS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During Past Five Years
George E. Marucci, Jr. (born 1952)	Director. Served since 2020 for KBDC and 2021 for KDL. To serve until the 2025 Annual Meeting of Stockholders.	Marketing consultant for BMW North America. Golf commentator for NBC Sports. Chair of leading automotive family office in Baltimore, MD. Co-owner, President and Acting Chief Financial Officer for Pennmark Automotive Enterprises.	2	None
Susan C. Schnabel (born 1961)	Director. Served since 2020 for KBDC and 2021 for KDL. To serve until the 2026 Annual Meeting of Stockholders.	Co-founder and Co-Managing Partner of aPriori Capital Partners. Managing Director in the asset management division of Credit Suisse (1998 – 2014).	2	Altice USA, Inc. (cable provider); Laramie Energy II (energy company); KKR Private Equity Conglomerate LLC (private equity holding company)

____________

(1)      The “Fund Complex” consists of KBDC and KDL.

INTERESTED DIRECTORS

Name(1) (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Albert (Al) Rabil III (born 1963)	Director. Served since 2021. To serve until the 2026 Annual Meeting of Stockholders.	Chief Executive Officer of Kayne Anderson (2021 – present) and Kayne Anderson Real Estate (2007 – present).	2	Kayne Anderson (investment management firm)
James (Jim) Robo (born 1962)	Director and Chairman of the Board of KBDC. Served since 2023. To serve until the 2025 Annual Meeting of Stockholders of KBDC.	Private investor. Chairman and Chief Executive Officer of NextEra Energy, Inc. (2013 – 2022). Chairman and Chief Executive Officer of NextEra Energy Partners, LP (2014 – 2022).	1	J.B. Hunt Transport Services, Inc. (transportation and logistics company); NextEra Energy, Inc. (energy company) (2013 – 2022); NextEra Energy Partners, LP (energy company) (2014 – 2022)
Terrence J. Quinn (born 1951)	Director of KBDC. Served since 2020. To serve until the 2025 Annual Meeting of Stockholders of KBDC.	Vice Chairman of Kayne Anderson and of each Company.	1	Kayne Anderson (investment management firm)

____________

(1)      Mr. Rabil, Mr. Robo and Mr. Quinn are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with Kayne Anderson.

(2)      The “Fund Complex” consists of KBDC and KDL.

Director Compensation

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Companies. For the Companies, for the fiscal year ended December 31, 2023:

•        Each Independent Director of the Companies’ Boards receives an annual retainer of $160,000 for his or her service. The Independent Directors, voting separately, have authority to set their compensation.

•        The chairperson of KDL and lead independent director of KBDC receives an annual retainer of $25,000.

•        The chairperson of the Companies’ Audit Committees receives an annual retainer of $15,000.

•        The lead valuation director of the Companies’ Audit Committees receives an annual retainer of $15,000.

•        Each Independent Director receives $10,000 for service on the Companies’ Audit Committees.

•        For each Company, each Independent Director receives $2,500 per special board meeting attended, whether in-person or telephonic.

•        For each Company, the Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The annual retainers noted above were allocated to KBDC and KDL at 80% and 20%, respectively, for the year ended December 31, 2023.

Effective upon an initial public offering (“IPO”) of KBDC, KBDC and KDL, respectively, will pay independent directors the following fees: an annual retainer of $135,000 and $35,000; the lead independent director of KBDC and the chairperson of KDL will receive annual retainers of $20,000 and $5,000; the Chairperson of the Audit Committees will receive annual retainers of $12,000 and $3,000; the lead valuation director of the Audit Committees will receive annual retainers of $12,000 and $3,000; and each of the independent directors will receive $12,000 and $3,000 annually for service on the Audit Committee. The special board meeting fees listed above will remain the same.

The following table sets forth the compensation paid by each Company for service during the fiscal year ended December 31, 2023, to the Independent Directors. Neither Company has a retirement or pension plan or any compensation plans under which the Company’s equity securities are authorized for issuance.

DIRECTOR COMPENSATION TABLE

	KBDC Compensation	KDL Compensation	Total Compensation
Independent Directors
Mariel A. Joliet	$156,000	$39,000	$195,000
George E. Marucci, Jr.	$148,000	$37,000	$185,000
Susan C. Schnabel	$148,000	$37,000	$185,000
Rhonda S. Smith	$136,000	$34,000	$170,000
Interested Directors
Albert (Al) Rabil III	None	None	None
James (Jim) Robo	None	None	None
Terrence J. Quinn	None	None	None

Committees of the Board of Directors

KBDC’s Board of Directors currently has three standing committees: the Audit Committee, the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”), and the Pricing Committee. KDL’s Board of Directors currently has two standing committees: the Audit Committee and the Nominating Committee. The table below shows the directors currently serving on the committees of each Company:

	Audit Committee	Nominating Committee	Pricing Committee (KBDC only)
Independent Directors
Mariel A. Joliet(1)	X	X	X
George E. Marucci, Jr.(2)	X	X	—
Susan C. Schnabel(3)(4)	X	X	X
Rhonda S. Smith(4)	X	X	—

Interested Directors
Albert (Al) Rabil III	—	—	—
James (Jim) Robo(5)	—	—	X
Terrence J. Quinn	—	—	—

____________

(1)      Chairperson of the Nominating Committees.

(2)      Lead valuation director of the Audit Committees.

(3)      Chairperson of the Audit Committees.

(4)      Designated as an “audit committee financial expert” by the Boards.

(5)      Chairperson of the Pricing Committee.

•        Audit Committee.    Each Company’s Audit Committee operates under a written charter (each, an “Audit Committee Charter”), which was adopted and approved by each Company’s Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each Company’s Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Companies’ Audit Committee Charters are available on the Companies’ website (www.kaynebdc.com). Each Company’s Audit Committee, among other functions, approves and recommends to their Board the election, retention or termination of their Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates the auditors’ performance; reviews the results of each Company’s audit; determines whether to recommend to the Board that their Company’s audited financial statements be included in their Company’s Annual Report; monitors the accounting and reporting policies and procedures of their Company and their Company’s compliance with regulatory requirements; and responds to other matters as outlined in their Audit Committee Charter. The Audit Committees are responsible for the oversight of their Company’s valuation procedures and the valuation of their Company’s securities in accordance with such procedures. Each Audit Committee member is not considered “interested persons” of their Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. During the fiscal year ended December 31, 2023, the Audit Committee met eight times for KBDC and eight times for KDL.

•        Nominating Committee.    Each Company’s Nominating Committee is responsible for appointing and nominating Independent Directors to their Company’s Board. Each Nominating Committee member is not considered “interested persons” of their Company, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. Each Company’s Nominating Committee operates under a written charter adopted and approved by their Board (each, a “Nominating, Corporate Governance and Compensation Committee Charter”), copies of which are available on the Companies’ website (www.kaynebdc.com). In determining whether to recommend a director nominee, the Nominating Committees consider and discusses director diversity, among other factors, with a view toward the needs of their Board of Directors as a whole. The Nominating Committees generally conceptualize diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities that contribute to their Boards of Directors, when identifying and recommending director nominees. Each Company’s

Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves their Company’s needs and the interests of their Company’s stockholders. During the fiscal year ended December 31, 2023, the Nominating Committee met five times for KBDC and five times for KDL.

•        Pricing Committee.    KBDC has a Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the common stock in accordance with the Company’s valuation policy, and to ensure that we sell shares of common stock at a price consistent with the requirements of Section 23 of the 1940 Act, parts of which are made applicable to BDCs by Section 63 of the 1940 Act. During the fiscal year ended December 31, 2023, the Pricing Committee met two times for KBDC.

Board of Director and Committee Meetings Held

During the fiscal year ended December 31, 2023, KBDC had seven meetings of its Board of Directors and KDL had eight meetings of its Board of Directors. During the 2023 fiscal year, the majority of the directors of each Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. Neither Company currently has a policy with respect to board member attendance at annual meetings.

For each Company, please refer to “Corporate Governance” for a review of their Board’s leadership structure, role in risk oversight and other matters.

Information about Each Director’s Qualifications,
Experience, Attributes or Skills

The Board of each Company believes that each of its directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to their continued service as directors of their Company in light of their Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” Many of the directors have served as members of the board of other public companies, non-profit entities, or other organizations. Therefore, they have substantial boardroom experience and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Boards of the Companies will annually conduct a self-assessment wherein the effectiveness of each Company’s Board and individual directors is reviewed.

Independent Directors

Mariel A. Joliet.    Ms. Joliet serves as Chairperson of our KDL Board of Directors, Lead Independent Director of our KBDC Board of Directors and Chairperson of our Nominating Committees. Ms. Joliet also serves as a director on the Board of Directors of ASGN, Incorporated (NYSE: ASGN) and is a member of ASGN’s Audit and Compensation Committees. ASGN Incorporated is one of the foremost providers of IT and professional services in the technology, digital, creative, engineering and life sciences fields across commercial and government sectors. From 1998 to 2008, Ms. Joliet was employed by the Hilton Hotels Corporation, a publicly traded hotel company, as senior vice president and treasurer. During her time at the Hilton Hotels Corporation, Ms. Joliet participated in its sale to the Blackstone Group, one of the ten-largest leveraged buyouts in history at the time. As Treasurer, Ms. Joliet was responsible for capital markets and financial investment initiatives, including credit ratings, debt/equity issuances, interest rate risk management, cash management and foreign exchange. Prior to her employment with Hilton Hotels Corporation, Ms. Joliet worked for ten years as a coverage officer and corporate banker at Wachovia Bank and Corestates Bank, where she was responsible for client relationships and portfolio management. Ms. Joliet serves on Las Madrinas, a philanthropic organization supporting pediatric care and research, at Children’s Hospital Los Angeles. Ms. Joliet also served as a member of Know the Glow Foundation. She received a B.S. at the University of Scranton and earned an M.B.A. from Marywood University. Ms. Joliet has a strong background in financing, acquisitions, deal structuring, strategic planning, and operational integration. Ms. Joliet’s experiences as a corporate executive led our Nominating Committees to conclude that Ms. Joliet is qualified to serve as a director.

George E. Marucci, Jr.    Mr. Marucci is an accomplished finance executive and entrepreneur in various industries and fields. Mr. Marucci serves as the Lead Valuation Director on our Audit Committees. Mr. Marucci currently serves as a marketing consultant for BMW North America. Previously, Mr. Marrucci was a golf commentator for NBC Sports. Mr. Marucci was also previously the co-owner, president and acting chief financial officer for Pennmark Automotive Enterprises, a luxury automobile dealership, and co-owner and president of Pennmark Real Estate Investment Group, which specialized in commercial real estate and development, including the development and operation of 50 Walmart retail centers. Prior to owning and operating these companies, Mr. Marucci served as an investment advisor and stockbroker at White Weld and Co. and Merrill Lynch. In those roles, Mr. Marucci was responsible for institutional sales and client development. Mr. Marucci began his career with a family-based accounting firm, Marucci, Ortals and Co. Mr. Marucci received a B.A. in Accounting in 1974 from The University of Maryland. Mr. Marucci’s diverse experiences in real estate, investment advisory and marketing consultant roles led our Nominating Committee to conclude that Mr. Marucci is qualified to serve as a director.

Susan C. Schnabel.    Ms. Schnabel serves as Chairperson of our Audit Committees of our Boards of Directors. Ms. Schnabel is the co-founder and co-managing partner of aPriori Capital Partners, an independent leveraged buyout fund advisor. aPriori Capital Partners was created in connection with the spin-off of DLJ Merchant Banking Partners from Credit Suisse in 2014. Prior to forming aPriori Capital, Ms. Schnabel worked at Credit Suisse from 1998 to 2014, where she served as a managing director in the Asset Management Division and co-head of DLJ Merchant Banking.

Over the course of her thirty-plus year career she has served on over thirty public and private boards including the roles of Lead Director (NYSE), Audit, Compensation and Nominating & Governance Chair. She also serves on the Board of Trustees of Cornell University — Executive and Investment Committee and as Co-Chair of the Research & Innovation Committee, and the US Olympic and Paralympic Foundation Board of Directors — Finance Committee. Ms. Schnabel recently completed her terms on the California Institute of Technology — Investment Committee and The Harvard Business School Alumni Advisory Board, where she served on the Executive Committee. Ms. Schnabel earned a Bachelor of Science in Chemical Engineering from Cornell University and an M.B.A. from Harvard Business School. Ms. Schnabel’s experience as an investment banker, private equity investor and a corporate director led our Nominating Committees to conclude that Ms. Schnabel is qualified to serve as a director.

Rhonda S. Smith.    Ms. Smith is the chief financial officer and deputy director for the Houston Police Department (HPD), the fifth largest police department in the U.S. Ms. Smith joined HPD in 2017, with budget oversight, including financial reporting, accounting, procurements, and grants. Prior to joining HPD, from 2010 to 2016, Ms. Smith was the executive director for Houston Municipal Employees Pension System (HMEPS) and director of administration from 2008 to 2010. Ms. Smith has over 30 years of experience in finance, accounting, regulatory compliance, auditing, change management and leadership. She has worked within large, complex municipal organizations and pension funds, and with public corporations where she served as an auditor. Ms. Smith is recognized as a financial and pension expert who provides leadership in investment best practices, pension reform, company rebranding, political risk management and board governance. Ms. Smith is a Trustee for the Advisory Board of AIF Global, an independent economic think tank for institutional investment policy. She also serves as Trustee on the HMEPS Board of Directors and as Board Secretary. Her passion to support leadership development in community continues through serving on the Executive Women Partnership Steering Committee for the Greater Houston Partnership; the Girl Scouts of San Jacinto Council Board Development Committee in Texas; and, as One Delta Plaza Educational Center Foundation Board Treasurer. Ms. Smith earned an M.B.A. from the University of Houston, a B.S. in accounting from Ohio State University and certification from the Glasscock School of Continuing Education at Rice University. Ms. Smith’s experience in finance, accounting, regulatory compliance, auditing and pension reform led our Nominating Committees to conclude that Ms. Smith is qualified to serve as a director.

Interested Directors

Albert (Al) Rabil III.    Mr. Rabil is the Chief Executive Officer of Kayne Anderson, overseeing strategic initiatives, operations and asset management across Kayne’s investment platforms. In 2007, Mr. Rabil co-founded Kayne Anderson’s real estate private equity platform (“KA Real Estate”) and continues to serve as KA Real Estate’s CEO, setting strategic direction, overseeing overall investment activities, and leading fundraising for all KA Real Estate investments. Kayne Anderson currently manages over $34 billion (as of December 31, 2023) in assets across its platform which includes real estate, renewable energy, energy infrastructure, credit, and growth capital sectors. Immediately prior to co-founding KA Real Estate, Mr. Rabil founded and was a principal of two real estate investment firms, RAMZ, LLC and Rabil Properties, LLC, where he developed and acquired a substantial portfolio of off-campus student housing properties. This was preceded by an almost ten-year stint at UBS where Mr. Rabil served as a Managing Director and Head of Real Estate Banking for the Americas and Europe. During his tenure there he played a key role in making UBS a market leader in both syndicated debt and large loan commercial mortgage-backed securities. Mr. Rabil began his career in the Real Estate Finance Group of the Bankers Trust Company. Mr. Rabil earned a B.A. cum laude from Yale University in 1985 and an M.B.A. in Finance from Columbia University in 1988.

James (Jim) Robo.    Mr. Robo serves as Chairman of our KBDC Board of Directors. Mr. Robo is a private investor and former Chairman and Chief Executive Officer of NextEra Energy, Inc., a leading clean energy company, and NextEra Energy Partners, LP, a growth-oriented limited partnership formed by NextEra Energy, Inc. to acquire, manage, and own contracted clean energy projects. During Mr. Robo’s 10-year tenure as CEO, NextEra Energy’s market capitalization grew substantially, becoming the largest electric utility in the world, as well as the largest renewable company in the world. Prior to joining NextEra Energy in 2002, Mr. Robo spent 10 years at General Electric Company, serving as President and Chief Executive Officer of GE Mexico from 1997 until 1999 and as President and Chief Executive Officer of the GE Capital TIP/Modular Space division from 1999 until February 2002. From 1984 through 1992, he worked for Mercer Management Consulting. Mr. Robo serves on the board of J. B. Hunt Transport Services, Inc. and is Lead Director and Chairman of the Governance and Nominating Committee. Mr. Robo received a B.A. summa cum laude from Harvard College and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. Robo’s financial expertise, leadership experience, and business experience gained through his leadership of a large complex corporation led our Nominating Committee to conclude that Mr. Robo is qualified to serve as Chairman of the Board of KBDC.

Terrence J. Quinn.    Mr. Quinn is our Vice Chairman. Mr. Quinn is the vice chairman for Kayne Anderson and is responsible for managing our new business opportunities and select client relations. He oversees the private credit group and serves on the firm’s Credit, Real Estate and Growth Private Equity Investment Committees. Mr. Quinn was a founding member of the Board of KYN. Prior to joining Kayne Anderson in 2006, Mr. Quinn was a founding partner of a merchant banking firm specializing in private equity and advisory services. He was president and chief executive officer of several operating companies and member of the executive committee of a leading regional bank. Mr. Quinn was manager of pension investments for the 3M Company and founding chief executive officer of a leading mezzanine fund group. Mr. Quinn has served on the boards of directors of several public and private firms. Mr. Quinn earned a B.A. in Economics in 1973 and an M.B.A. from the University of Minnesota in 1974. Mr. Quinn’s experience as an executive officer of various banking companies led our Nominating Committee to conclude that Mr. Quinn is qualified to serve as a director of KBDC.

Required Vote

With respect to both KBDC and KDL, the re-election of Ms. Joliet and Ms. Smith to the KBDC and KDL Boards as directors under this proposal, requires the affirmative vote of the holders of a majority of the total votes cast “for” or “against” such nominee at a meeting of stockholders duly called and at which a quorum is present. For purposes of this proposal, each share of Common Stock is entitled to one vote. Abstentions, if any, will have the same effect as votes against the election of the nominees, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTIONS OF THE NOMINEE TO THEIR RESPECTIVE BOARDS.

Proposal Two
Ratification of Selection of Independent Registered
Public Accounting Firm

The Audit Committees and the Board of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Companies for the fiscal year ending December 31, 2024, and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of the Companies since inception and has informed the Companies that it has no direct or indirect material financial interest in either Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be available at the Annual Meeting.

The Audit Committee of each Company will meet periodically with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of each Company and the results of their examination.

Independent Accounting Fees and Policies

Audit and Other Fees

The following table sets forth the approximate amounts of the aggregate fees billed to the Companies for the fiscal year ended December 31, 2023 and 2022, respectively by PricewaterhouseCoopers LLP:

	Kayne anderson bdc, inc.		kayne dl 2021, Inc.
	2023	2022	2023	2022
Audit Fees(1)	$520,442	$411,413	$236,917	$205,499
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	—	—	—	—
All Other Fees	—	—	—	—
Total	$520,442	$411,413	$236,917	$205,499

____________

(1)      For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements (as applicable).

(2)      For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)      For professional services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of each Company reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for each Company and for permitted non-audit services for each Company’s investment adviser and any affiliates thereof that provide services to each Company if such non-audit services have a direct impact on the operations or financial reporting of each Company. All of the audit and non-audit services described above, for which fees were incurred by the Companies for the fiscal year ended December 31, 2023, were pre-approved by each Company’s Audit Committee, in accordance with its pre-approval policy.

joint Audit Committee Report

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc. (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determine their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available upon request.

The Audit Committee of each Company, in discharging its duties, has met with, and held discussions with management and the Company’s independent auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that each Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of each Company has received the written disclosures and the letter from each Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of the Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

The Audit Committees have pre-approved, consistent with its pre-approval policy, the permitted audit, audit-related, tax, and non-audit services to be provided by PwC, the Companies’ independent registered public accounting firm, in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committees for specific pre-approval in accordance with its pre-approval policy, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committees. The Audit Committees do not delegate their responsibilities to pre-approve services performed by PwC to management.

Based on the reviews and discussions referred to above, the Audit Committees recommended to their Boards that the financial statements as of and for the fiscal year ended December 31, 2023, be included in the Companies’ annual reports on Form 10-K for 2023, for filing with the Securities and Exchange Commission.

Audit Committees Members:

Mariel A. Joliet
George E. Marucci, Jr.

Susan C. Schnabel

Rhonda S. Smith

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

With respect to both KBDC and KDL, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock outstanding as of the Record Date.

For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS EACH COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with the Companies, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 717 Texas Avenue, Suite 2200, Houston, TX 77002. Since the executive officers of the Companies are the same and occupy the same positions, this table is only provided once for both Companies.

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen(1)
Terrence J. Quinn (born 1951)		See information on page 6.
Douglas L. Goodwillie (born 1975)	Co-Chief Executive Officer since 2023. Co-Chief Investment Officer from inception to 2023.	Managing partner and co-head of Kayne Anderson’s private credit group (2011 – present).	2
Kenneth B. Leonard (born 1963)	Co-Chief Executive Officer. Served since 2023. Co-Chief Investment Officer from inception to 2023.	Managing Partner and Co-Head of Kayne Anderson Private Credit (2011 – present).	2
Terry A. Hart (born 1969)	Chief Financial Officer. Served since inception.	Senior Managing Director of Kayne Anderson (2020 – present). Managing Director of Kayne Anderson (2005 – 2020). Chief Operating Officer of KYN (2022 – 2023). Chief Financial Officer of KYN (2005 – 2022).	2
Michael J. O’Neil (born 1983)	Secretary since July 2021. Chief Compliance Officer since inception.	Chief Compliance Officer of Kayne Anderson (2012 – present) and of KYN (2013 – March 2024) and of KA Associates, Inc. (broker-dealer) (January 2013 – present). Executive Vice President of KYN (March 2024 – present).	2
Frank P. Karl (born 1988)	Senior Vice President. Served since 2023.	Managing Director (2021 – present), Director (2019 – 2021) and Vice President (2016 – 2019) of Kayne Anderson.	2
John B. Riley (born 1974)	Vice President. Served since inception.	Vice President (2021 – present) and Controller (2006 – present) of Kayne Anderson.	2

____________

(1)      The “Fund Complex” consists of KBDC and KDL.

Compensation Discussion and Analysis

Pursuant to investment management agreements between KBDC and the KBDC Advisor and KDL and the KDL Advisor, the Advisors are responsible for supervising the investments and reinvestments of the Company’s assets. For the avoidance of doubt, every instance herein in which the proxy statement refers to the Advisor, the Advisors, or the Companies’ Advisors refers to KBDC’s relationship with the KBDC Advisor and KDL’s relationship with the KDL Advisor; no investment advisory agreement or relationship exists with respect to the KBDC Advisor and KDL, nor between KDL Advisor and KBDC.

The Advisors, at their own expense, maintain staff and employ personnel as they determine is necessary to perform their obligations under the investment management agreement. Each Company pays various management fees to its Advisor for the advisory and other services performed by its Advisor under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of the Advisors or their affiliates. Neither Company’s executive officers receive direct compensation from the Companies. Compensation paid for services relating to financial reporting and compliance functions are paid by the Advisors. Accordingly, each Company does not directly pay salaries, bonuses or other compensation to its executive officers but instead indirectly bears such cost. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. The Companies do not maintain compensation plans under which their equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Companies.

The investment management agreement for each Company does not require the Advisors to dedicate specific personnel to fulfilling its obligation to each Company under its investment management agreement, or require personnel of the Advisors to dedicate a specific amount of time to the management of either Company. In their capacities as executive officers or employees of the Advisors or their affiliates, they devote such portion of their time to each Company’s affairs as required for the performance of the Advisors’ duties under the investment management agreements.

The executive officers of both Companies are compensated by the Advisors or their affiliates. Each Company understands that its Advisor takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Companies, certain of the executive officers receive compensation for services performed for various investment funds of the Advisors or their affiliates.

Investment Advisers

Each Company’s investment activities are managed by its respective Advisor. The Advisors are each an investment advisor that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), under separate investment advisory agreements between each Company and its Advisor (each, an “Investment Advisory Agreement” and collectively the “Investment Advisory Agreements”). The Companies’ Advisors are responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating, and structuring investments and monitoring investments and portfolio companies on an ongoing basis. While neither Company has any employees, the Advisors and their affiliates have a team of approximately 35 investment professionals who are primarily focused on credit investments. The investment team is supported by a team of finance, legal, compliance, operations, and administrative professionals.

On February 5, 2021, KBDC entered into an Investment Advisory Agreement with the KBDC Advisor. Pursuant to the Investment Advisory Agreement with the KBDC Advisor, KBDC pays the KBDC Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The KBDC Advisor may, from time-to-time, grant waivers on KBDC’s obligations, including waivers of the base management fee and/or incentive fee, under the Investment Advisory Agreement. On March 6, 2024, the Board approved an additional one-year term of the Investment Advisory Agreement from March 16, 2024 to March 15, 2025. In addition, on March 6, 2024, KBDC entered into an amended and restated investment advisory agreement with KBDC Advisor, which is effective upon an IPO.

On December 16, 2021, KDL entered into an Investment Advisory Agreement with the KDL Advisor. Pursuant to the Investment Advisory Agreement with the KDL Advisor, KDL pays the KDL Advisor a fee for investment advisory and management services. KDL does not pay an incentive fee to the KDL Advisor. The Advisor may, from time-to-time, grant waivers on KDL’s obligations, including waivers of the management fee, under the Investment Advisory Agreement. On March 6, 2024, the Board approved the Investment Advisory Agreement for an additional one-year renewal term from March 16, 2024 to March 15, 2025.

The Investment Advisory Agreements may be terminated by either party with 60 days’ written notice.

Administrators

On February 5, 2021, KBDC entered into an Administration Agreement with the KBDC Advisor (the “KBDC Administration Agreement”), which serves as the Administrator and provides or oversees the performance of KBDC’s required administrative services and professional services rendered by others, which includes (but not limited to), accounting, payment of our expenses, legal, compliance, operations, technology and investor relations, preparation and filing of our tax returns, and preparation of financial reports provided to KBDC’s stockholders and filed with the SEC. On March 6, 2024, the Board approved an additional one-year renewal term of the KBDC Administration Agreement from March 16, 2024 to March 15, 2025.

On December 16, 2021, KDL entered into an Administration Agreement with the KDL Advisor (the “KDL Administration Agreement”) for the same purposes as noted above. On March 6, 2024, the Board approved the KDL Administration Agreement for an additional one-year renewal term from March 16, 2024 to March 15, 2025.

Each Company reimburses its Administrator for costs and expenses incurred in performing the Administrator’s obligations under the applicable Administration Agreement. As each Company reimburses the applicable Administrator for its expenses, each Company indirectly bears such cost. Each Company’s Administration Agreement may be terminated by either party with 60 days’ written notice.

Prior to March 28, 2023, each Administrator engaged U.S. Bank Global Fund Services under a sub-administration agreement to assist each Administrator in performing certain of its administrative duties for each Company. Effective March 28, 2023, each Administrator engaged Ultimus Fund Solutions, LLC under a sub-administration agreement to replace U.S. Bank in assisting each Administrator in performing certain of its administrative duties for each Company. Each Administrator may enter into additional sub-administration agreements with third parties to perform other administrative and professional services on behalf of each Administrator.

Security Ownership of Management and Certain Beneficial Owners

The following tables set forth the number of shares of each Company’s Common Stock as of April 3, 2024 beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Companies by such persons. As of April 3, 2024, four persons beneficially owned more than 5% of KBDC’s outstanding Common Stock and three persons beneficially owned more than 5% of KDL’s outstanding Common Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

	Kayne Anderson BDC, Inc.			Kayne DL 2021, Inc.
	Number of Shares		Percent of Class(1)	Number of Shares		Percent of Class(1)
Interested Directors & Executive Officers
Douglas L. Goodwillie	18,255		*	—		—%
Terry A. Hart	19,053		*	—		—%
Frank P. Karl	6,379		*	—		—%
Kenneth B. Leonard	67,757		*	—		—%
Michael J. O’Neil	4,568		*	—		—%
Albert (Al) Rabil III	448,054		*	—		—%
James (Jim) Robo	1,513,337		2.3%	—		—%
Terrence J. Quinn	22,325		*	—		—%
All Interested Directors & Executive Officers as a Group (8 persons)	2,099,728	(2)	3.2%	—	(2)	—%
	Kayne Anderson BDC, Inc.		Kayne DL 2021, Inc.
	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(1)
Name of Beneficial Owner of Common Stock
The Bank of New York Mellon, as Trustee for the Koch Companies Defined Benefit Master Trust 4111 East 37th Street North Wichita, KS 67220	12,181,352	18.7%	—	—%
State of Michigan Retirement System 2501 Coolidge Road, Suite 400 East Lansing, MI 48823	6,566,763	10.1%	—	—%
San Bernardino County Employees’ Retirement Association 348 West Hospitality Lane, Suite 100 San Bernardino, CA 92408	4,784,006	7.4%	—	—%
Adam Beren Family(3) 2020 North Bramblewood, Wichita, KS 67206	4,487,749	6.9%	—	—%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	20,296	49.6%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	12,316	30.1%
State Street Bank and Trust Company, not personally but as Trustee for the UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account) 200 Walker Street Detroit, MI 48207	—	—%	7,900	19.3%

____________

*        Less than 1% of class.

(1)      Based on 65,021,643 shares outstanding for KBDC and 40,886 shares outstanding for KDL as of April 3, 2024.

(2)      For KDL, does not include 374 shares of common stock held by Kayne Anderson. Certain executive officers have ownership interests in Kayne Anderson and its affiliates; however, such officers may not exercise voting or investment power with respect to shares held by these entities. The Company believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

(3)      Adam Beren Family owns shares of the Company through several partnerships, family trusts and LLCs.

The table below sets forth information about securities owned by the independent directors of both Companies and their respective immediate family members, as of December 31, 2023, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Dollar Range of Securities	Percent of Class
Susan C. Schnabel	Self	Kayne Anderson Energy Fund VII, L.P.	Partnership Units	$1,100,635	*
		Kayne Anderson Energy Fund VIII, L.P.	Partnership Units	$926,985	*

____________

*        Less than 1% of class.

(1)      Kayne Anderson may be deemed to “control” the Company by virtue of its role as the fund’s general partner.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely on each Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by each Company’s directors and officers, each Company believes that during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner except with respect to the events described below.

On December 26, 2023, Kayne Anderson, which is the managing member of KA Credit Advisors II, LLC, filed a Form 4 with respect to an acquisition of common stock of KDL on December 19, 2023. That filing should have been made by December 21, 2023.

Corporate Governance

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for each Company pursuant to its investment advisory agreement. Among other things, the Boards set broad policies for their Company, approve the appointment of their Company’s investment adviser, administrator, and officers, and approve the engagement and review the performance of their Company’s independent registered public accounting firm. The role of the Boards and of any individual director is one of oversight and not of management of the day-to-day affairs of their Company.

The KBDC Board has four Independent Directors, including one Lead Independent Director. The KDL Board has four Independent Directors, which includes the Chairperson of the Board. As part of each regular Board meeting, the Independent Directors meet separately from Kayne Anderson officers and Interested Directors and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. Each Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable each Board to exercise its oversight of its Company.

Under each Company’s Bylaws, a Board may designate a Chairperson to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has established a policy as to whether the Chairperson of each Board shall be an Independent Director and each believes that having the flexibility to designate its Chairperson and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Robo serves as Chairman of the KBDC Board, and Ms. Joliet serves as Lead Independent Director of the KBDC Board. Ms. Joliet serves as Chairperson of the KDL Board. While Ms. Joliet is the Chairperson of the KDL Board and Lead Independent Director of the KBDC Board, all of the Independent Directors play an active role in serving on the Boards. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Companies. The Boards of the Companies believe that, with these practices, each Independent Director has a stake in the Boards’ actions and oversight role and accountability to the Companies and their stockholders.

Board Role in Risk Oversight

Each Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and each Board implements its risk oversight function both as a whole and through their Board committees. In the course of providing oversight, each Board and its committees receive reports on their Company’s activities, including those related to their Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with their Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of each Audit Committee with their Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the respective Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that each Board’s existing role in risk oversight is appropriate. Management of each Company believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect either Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Companies or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committees of each Company have not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend director nominees, each Nominating Committee considers and discusses director diversity, among other factors, with a view toward the needs of the Boards of Directors as a whole. Each Nominating Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities that contribute to the Boards of Directors, when identifying and recommending director nominees. Each Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with each Nominating Committee’s goal of creating Boards of Directors that best serves our needs and the interests of our stockholders.

Communications Between Stockholders and the Board of Directors

Stockholders of each Company may send communications to their Board of Directors. Communications should be addressed to the Secretary of the Companies at 717 Texas Avenue, Suite 2200, Houston, TX 77002. The Secretary will forward any communications received directly to the appropriate Board.

Stockholder Proposals

Each Company expects that their 2025 annual meeting of stockholders will be held in June 2025. A Stockholder who intends to present a proposal at either annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Companies, c/o Kayne Anderson BDC, Inc. and Kayne DL 2021, Inc., 717 Texas Avenue, Suite 2200, Houston, TX 77002. Notices of intention to present proposals, including nomination of a director, at the 2024 Annual Meeting must be received by the applicable Company no earlier than 120 days, and no later than 90 days, prior to the anniversary of the previous year’s annual meeting. Accordingly, in order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2025 annual meeting, the Company must receive the proposal no later than March 15, 2025, and no earlier than February 14, 2025. The submission of a proposal does not guarantee its inclusion in the applicable Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. Both Companies reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Code of Ethics and Policies Regarding Transactions with Related Parties

The Companies, the Adviser and each Company’s respective, officers, directors, employees, agents, and affiliates may be subject to certain potential conflicts of interest in connection with the Companies’ activities and investments. For example, the terms of the Advisors’ management and incentive fees (if any) may create an incentive for the Advisors to approve and cause the Companies to make more speculative investments than it would otherwise make in the absence of such fee structure. In addition, the other funds and separate accounts of the Advisors and their affiliates may take positions in securities and/or issuers that are in a different part of the capital structure of an issuer or adverse to the Companies.

The members of the senior management and investment teams and the investment committee of the Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Companies, or of investment funds managed by the Advisors or their affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfilment of which may not be in either Company’s best interests or in the best interest of either Company’s stockholders.

Each Company’s investment objective may overlap with the investment objectives of such investment funds, accounts, or other investment vehicles. For example, the Advisors concurrently manage accounts that are pursuing an investment strategy similar to the Companies’ strategies, and Companies may compete with these and other entities managed by affiliates of the Advisors for capital and investment opportunities. As a result, those individuals at the Advisors may face conflicts in the allocation of investment opportunities between the Companies and other investment funds or accounts advised by principals of, or affiliated with, the Advisors. The Advisors have agreed with each Company’s Board that, when the Companies are able to co-invest with other investment funds or accounts managed by an Advisor, allocations among the Companies and other investment funds or accounts will generally be made consistent with the 1940 Act. Each Company and Kayne Anderson have received an exemptive order from the SEC that permits the Companies to co-invest with affiliates of the Advisors, including private funds managed by the Advisors, if either Company’s Board determines that it would be advantageous for the Company to co-invest with other funds managed by the Advisors or their affiliates in a manner consistent with their Company’s investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors.

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics of the Companies may be obtained from the Companies free of charge by visiting the Companies’ website at www.kaynebdc.com.

The Companies have adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

ANNUAL AND QUARTERLY REPORTS

Copies of each Company’s Annual Report dated December 31, 2023, and Current Reports on Form 8-K are available upon request, without charge, by writing Kayne Anderson BDC, Inc., 717 Texas Avenue, Suite 2200, Houston, TX 77002 or Kayne DL 2021, Inc., 717 Texas Avenue, Suite 2200, Houston, TX 77002. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing, and assembling material in connection with this solicitation of proxies will be borne by the Companies. In addition to the use of the mail, proxies may be solicited personally by officers of the Companies or by regular employees of the Advisors. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Companies for out-of-pocket expenses incurred in connection therewith.

Other Matters

Each Company’s Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line 4. By PHONE with a live operator when you call (877) 478-5042 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern _me CONTROL NUMBER 123456789012 KAYNE ANDERSON BDC, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS — JUNE 14, 2024 The undersigned stockholder of Kayne Anderson BDC, Inc. (“KBDC”), a Delaware corporation, hereby appoints Terry A. Hart and Michael J. O’Neil, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2024 Annual Meeting of Stockholders of KBDC (the “Annual Meeting”) to be held on June 14, 2024 at 1:00 p.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5042. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and most recent Annual Report are available on the internet at www.kaynebdc.com

KAYNE ANDERSON BDC, INC. AUTHORIZED SIGNATURES— THIS SECTION MUST BE COMPLETED PROXY CARD Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s). SIGNATURE DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL. TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: PROPOSALS: 1. TO ELECT THE FOLLOWING INDIVIDUALS AS DIRECTOR FOR TERM OF THREE YEARS AND UNTIL HER SUCCESSORS ARE DULY ELECTED AND QUALIFIED: 1A. Mariel A. Joliet 1B. Rhonda S. Smith 2. THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KBDC’S IN DEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. THANK YOU FOR CASTING YOUR VOTE FOR AGAINST ABSTAIN

PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone vo_ng line 4. By PHONE with a live operator when you call (877) 478-5042 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 123456789012 KAYNE DL 2021, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS — JUNE 14, 2024 The undersigned stockholder of Kayne DL 2021, Inc. (“KDL”), a Delaware corporation, hereby appoints Terry A. Hart and Michael J. O’Neil, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the virtual 2024 Annual Meeting of Stockholders of KDL (the “Annual Meeting”) to be held on June 14, 2024 at 1:00 p.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying combined Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (877) 478-5042. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and most recent Annual Report are available on the internet at www.kaynebdc.com

KAYNE DL 2021, INC. PROXY CARD AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an a_orney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s). SIGNATURE DATE SIGNATURE (IF HELD JOINTLY) DATE THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” EACH PROPOSAL. TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: PROPOSALS: 1. TO ELECT THE FOLLOWING INDIVIDUALS AS DIRECTOR FOR TERM OF THREE YEARS AND UNTIL HER SUCCESSORS ARE DULY ELECTED AND QUALIFIED: FOR AGAINST ABSTAIN 1A. Mariel A. Joliet 1B. Rhonda S. Smith 2. THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KDL’S IN DEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. THANK YOU FOR CASTING YOUR VOTE